                                                                                                         MORGAN STANLEY DEAN WITTER
-----------------------------------------------------------------------------------------------------------------------------------
09/14/2000 12:15:05 CARVE Version 463.0 /u/rusty/struct/msdw_00-prin1/carve/red/msdw_00-prin1.carve

MSDW MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2000-PRIN CLASS A4
===================================================================================================================================
Class             A4          Cusip              N/A         Dated Date      09/01/2000      Original Balance  199,047,000.00
Delay             22          First Payment Date 10/23/2000  Factor          1.00000000      Lead Manager      Morgan Stanley & Co.
Payment Freq      Monthly     Next Payment Date  10/23/2000  Current Balance 199,047,000.00  Orig Deal Size    597,985,115.14
Yield Day Count   30/ 360     Settlement Date    09/08/2000  Coupon          7.47000         Num of Tranches   20
Yield Freq        SemiAnnual  Interest Freq      Monthly     Market Desc     N/A             Deal Age          0
Yield Table Date  09/14/2000  Credit Rating      Aaa/AAA

PREPAY                  CPR 0       CPR 5       CPR 10      CPR 20      CPR 25      CPR 50
-----------------------------------------------------------------------------------------------
PRICE/YIELD
                99/28 |     7.5407      7.6098      7.6987      8.2028      8.5303     10.7929
                99/30 |     7.5319      7.5999      7.6875      8.1880      8.5133     10.7612
               100/00 |     7.5232      7.5900      7.6763      8.1733      8.4964     10.7295
               100/02 |     7.5144      7.5801      7.6651      8.1586      8.4794     10.6978
               100/04 |     7.5056      7.5702      7.6539      8.1440      8.4625     10.6661
               100/06 |     7.4969      7.5603      7.6427      8.1293      8.4456     10.6345
               100/08 |     7.4881      7.5504      7.6316      8.1146      8.4287     10.6029
               100/10 |     7.4794      7.5406      7.6204      8.1000      8.4118     10.5713
               100/12 |     7.4707      7.5307      7.6093      8.0853      8.3950     10.5398
               100/14 |     7.4619      7.5209      7.5981      8.0707      8.3781     10.5083
               100/16 |     7.4532      7.5110      7.5870      8.0561      8.3613     10.4768
               100/18 |     7.4445      7.5012      7.5759      8.0415      8.3444     10.4453
               100/20 |     7.4358      7.4914      7.5648      8.0269      8.3276     10.4139
               100/22 |     7.4271      7.4815      7.5537      8.0123      8.3108     10.3825
               100/24 |     7.4184      7.4717      7.5426      7.9978      8.2940     10.3511
               100/26 |     7.4098      7.4619      7.5315      7.9832      8.2773     10.3198
               100/28 |     7.4011      7.4521      7.5204      7.9687      8.2605     10.2884
               100/30 |     7.3924      7.4423      7.5094      7.9541      8.2438     10.2571
               101/00 |     7.3838      7.4326      7.4983      7.9396      8.2270     10.2259
               101/02 |     7.3751      7.4228      7.4873      7.9251      8.2103     10.1946
               101/04 |     7.3665      7.4130      7.4762      7.9106      8.1936     10.1634
AVERAGE LIFE          |    10.7051      8.9161      7.5465      5.3774      4.5501      2.2722
FIRST PRIN            | 05/23/2009  08/23/2007  06/23/2006  02/23/2004  06/23/2003  12/23/2001
LAST PRIN             | 01/23/2015  05/23/2012  03/23/2010  07/23/2008  06/23/2007  07/23/2004
PAYMENT WINDOW        |         69          58          46          54          49          32
ACCRUAL FACTOR        |     0.1452      0.1452      0.1452      0.1452      0.1452      0.1452
MOD DURATION @ 100/16 |     7.1274      6.3116      5.5833      4.2510      3.6892      1.9731


                                                                                                                        Page 1 of 2

-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Limited or
Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                         MORGAN STANLEY DEAN WITTER
-----------------------------------------------------------------------------------------------------------------------------------
09/14/2000 12:15:05 CARVE Version 463.0 /u/rusty/struct/msdw_00-prin1/carve/red/msdw_00-prin1.carve

MSDW MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2000-PRIN CLASS B
===================================================================================================================================
Class             B           Cusip               N/A         Dated Date      09/01/2000     Original Balance  17,939,000.00
Delay             22          First Payment Date  10/23/2000  Factor          1.00000000     Lead Manager      Morgan Stanley & Co.
Payment Freq      Monthly     Next Payment Date   10/23/2000  Current Balance 17,939,000.00  Orig Deal Size    597,985,115.14
Yield Day Count   30/360      Settlement Date     09/08/2000  Coupon          5.00000        Num of Tranches   20
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc     N/A            Deal Age          0
Yield Table Date  09/14/2000  Credit Rating       Aa2/AA

PREPAY                  CPR 0       CPR 5       CPR 10      CPR 20      CPR 25      CPR 50
-----------------------------------------------------------------------------------------------
PRICE/YIELD
                99/28 |     7.7907      7.8267      7.9115      7.9206      8.0527      8.7308
                99/30 |     7.7834      7.8186      7.9023      7.9101      8.0410      8.7126
               100/00 |     7.7761      7.8105      7.8931      7.8996      8.0293      8.6944
               100/02 |     7.7688      7.8023      7.8840      7.8891      8.0177      8.6762
               100/04 |     7.7616      7.7942      7.8748      7.8786      8.0060      8.6580
               100/06 |     7.7543      7.7861      7.8657      7.8681      7.9944      8.6398
               100/08 |     7.7471      7.7781      7.8565      7.8576      7.9827      8.6216
               100/10 |     7.7398      7.7700      7.8474      7.8471      7.9711      8.6035
               100/12 |     7.7326      7.7619      7.8383      7.8366      7.9595      8.5854
               100/14 |     7.7254      7.7538      7.8291      7.8262      7.9479      8.5672
               100/16 |     7.7182      7.7458      7.8200      7.8157      7.9363      8.5491
               100/18 |     7.7110      7.7377      7.8109      7.8053      7.9247      8.5311
               100/20 |     7.7037      7.7297      7.8018      7.7948      7.9131      8.5130
               100/22 |     7.6965      7.7216      7.7927      7.7844      7.9015      8.4949
               100/24 |     7.6894      7.7136      7.7836      7.7740      7.8899      8.4769
               100/26 |     7.6822      7.7056      7.7746      7.7636      7.8784      8.4588
               100/28 |     7.6750      7.6976      7.7655      7.7532      7.8668      8.4408
               100/30 |     7.6678      7.6895      7.7564      7.7428      7.8553      8.4228
               101/00 |     7.6606      7.6815      7.7474      7.7324      7.8438      8.4048
               101/02 |     7.6535      7.6735      7.7383      7.7220      7.8322      8.3869
               101/04 |     7.6463      7.6655      7.7293      7.7116      7.8207      8.3689
AVERAGE LIFE          |    14.8079     12.2010     10.0514      8.2416      7.1535      4.1324
FIRST PRIN            | 01/23/2015  05/23/2012  03/23/2010  07/23/2008  06/23/2007  07/23/2004
LAST PRIN             | 12/23/2015  06/23/2013  04/23/2011  03/23/2009  03/23/2008  01/23/2005
PAYMENT WINDOW        |         12          14          14           9          10           7
ACCRUAL FACTOR        |     0.1498      0.1498      0.1498      0.1498      0.1498      0.1498
MOD DURATION @ 100/16 |     8.6041      7.7069      6.8174      5.9423      5.3544      3.4317


                                                                                                                        Page 2 of 2

-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Limited or
Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.

2000-PRIN Final Comforted Tape
September 4, 2000
Tab No    Loan Number                          Property Name                                        Largest Tenant
------    -----------                          -------------                                        --------------
   1         751380    Lighton Plaza Tower, I, & II                            CNA Insurance Companies
   2         752172    Woodmen Retail                                          Sam's Club (Walmart)
   3         751322    7799 Leesburg Pike                                      US Government GS
   4         751728    Liberty Square Shopping Center                          Wal-Mart
   5         751649    1860-2159 Landings Drive                                IDC
   6         750714    3555 Monte Villa Parkway                                AT&T Wireless
   7         750713    14520 NE 87TH Street                                    AT&T Wireless
   8         750712    26755 SW 95TH Avenue                                    Hollywood Entertainment
   9         750770    14500 NE 87TH Street                                    SeaMED Corp (AT&T sublease)
  10         750711    14560 NE 87TH Street                                    AT&T Wireless
  11         750659    Sun Center Phase I                                      Big Bear
  12         750285    North Point Village Center                              Giant Of Maryland, Inc.
  13         751550    461 Fifth Avenue                                        Watson Wyatt & Co.
  14         751362    Bird Ludlam Shopping Center                             Winn Dixie Stores
  15         751323    11618 Mulberry Avenue                                   General Mills, Inc.
  16         752169    2425 South Watney Way                                   Schmalbach-Lubeca
  17         751461    311-325 Gellert Boulevard                               Ross Stores, Inc.
  18         750116    Hilltop Plaza                                           First National Supermkts, Inc.
  19         751808    Stop & Shop                                             Stop & Shop Supermarket
  20         752370    Yorktown Plaza                                          Litton
  21         399442    Aspen Hill Shopping Center                              Giant Food, Inc.
  22         751627    5560 Katella Avenue                                     Viad Corporation
  23         752157    4600, 4650, & 4680 Olson Memorial Highway               Room & Board, Inc.
  24         751296    10900 Research Boulevard                                Randall's #490
  25         751944    Stop & Shop                                             Home Depot
  26         751105    364 Ferguson Drive                                      G.T.E. Products Corp.
  27         751357    Sherwin Williams                                        Sherwin Williams Co
  28         751450    12000 Biscayne Building                                 Travalco USA, Inc.
  29         751585    6100 Gateway Drive & 10700 Valley View Street           PacifiCare
  30         752164    Don Julian                                              Ventura Foods - Specialty Products
  31         751457    47 Brunswick Avenue                                     Etienne Aigner Corp
  32         751835    ASC Building                                            American Systems Corporation
  33         398678    189 Berdan Avenue                                       Kings Supermarkets, Inc.
  34         751252    42701-42735 Christy Street                              IPC Software Services-Subleased to RSP Manufacturing
  35         750756    Wheelersburg Lowes                                      Lowes
  36         750810    Burlington Lowes                                        Lowe's Companies, Inc.
  37         751044    Lichtin Office                                          Dsatlantic
  38         751216    Kroger Center                                           Harris Teeter
  39         751249    14000 Guadalupe Mines                                   Viking Freight
  40         751172    Randall's Austin                                        Randalls
  41         751952    Hollybrook Plaza                                        Publix Super Markets
  42         751476    110-116,119-123,146-152,156-162,166-170 Keystone Drive  Matheson Gas
  43         752026    8945 Dice Road                                          Sohnen Enterprises
  44         751011    Oglethorpe Crossing                                     Publix
  45         751572    Eisenhower Plaza                                        MicroBank Software, Inc.
  46         752225    6580 Via Del Oro                                        Candescent Technologies Corp.
  47         750968    Harris Teeter                                           Harris Teeter, Inc.
  48         750819    Cobb Parkway                                            Publix
  49         752226    532 Race Street                                         ICG Services, Inc.
  50         752272    16040 Stephens Street                                   Falcon Products
  51         751667    I-295 Industrial Center                                 Star Bindery, Inc.
  52         750124    Great Eastern Shopping Center                           Kroger
  53         750164    Holiday Publix                                          Publix
  54         752414    20559, 20611 & 20621 Prairie Street                     General Ribbon
  55         398536    Waters And Armenia                                      Winn Dixie Stores, Inc.
  56         751345    10116 NE 8th Street                                     QFC Supermarket
  57         750094    490 Race Street                                         Telocity, Inc.
  58         750160    Oregon Business Center                                  Circle Freight
  59         751374    Winn Dixie & Video                                      Winn Dixie
  60         750091    Publix @ Mt. Zion                                       Publix
  61         399510    Blue Springs HyVee                                      Hy-Vee Food & Drug
  62         751293    Bombay Co. Warehouse                                    The Bombay Company, Inc.
  63         752162    5452 Betsy Ross Drive                                   Wireless Inc.
  64         751639    Milstead Crossing Shopping Center                       Winn Dixie Atlanta, Inc.
  65         750726    Circuit City Stores                                     Circuit City Stores, Inc
  66         751385    2076-2098 Nickerson Boulevard                           Winn Dixie
  67         751022    2401 West Valley Highway Warehouse                      Schucks (csk Auto, Inc.)
  68         750366    6149 S. Norcross Tucker Road                            Publix
  69         751409    9701 Metric Boulevard                                   Lonestar Electronics Corp
  70         751327    Iron Mountain                                           Iron Mountain
  71         750362    Indian Creek Winn Dixie                                 Winn Dixie
  72         751285    1805-1809 Lower Road                                    Linden Warehouse & Distribution Co., Inc.
  73         750962    Three Meadow Plaza                                      Winn Dixie
  74         399018    Lyon Village Shopping Center                            Giant of Virginia, Inc.
  75         752064    Nashville Food Lion                                     Food Lion, Inc.
  76         751398    238 240 & 242 Lawrence Avenue                           Aeroground
  77         751120    Colonial Plaza                                          Publix
  78         751192    Pacific Avenue Distribution Center                      Mancini Sleepworld
  79         751294    Sprint Spectrum Building                                Sprint Spectrum Holding Co.
  80         750298    Belvedere Kroger                                        The Kroger Company
  81         752030    Los Alalmitos Industrial                                Visual Structures
  82         751468    17011-17115 Kingsview Avenue                            Parter Medical Products
  83         752158    575 Redwood                                             Gensteam Co.
  84         752227    10341-10351 Bubb                                        Kanisa, Inc.
  85         750148    Harris Teeter                                           Harris Teeter, Inc.
  86         750870    Walgreens/Payless                                       Walgreens
  87         751087    2009 Country Club Drive                                 Daryl Flood Warehouse & Movers, Inc.
  88         751173    7117 Inwood                                             Randall's Food Market, Inc.
  89         750159    Camfield Corners                                        Bi-lo
  90         751965    Shea Plaza Shopping Center                              Basha's
  91         751101    Baylands Business Park                                  Copper Mountain
  92         751873    Kennedy Business Park                                   Barton-Cyker Dental
  93         750092    Home Depot Land                                         Home Depot
  94         750682    9104 Yellow Brick Road                                  York International
  95         751045    Warehouse Cobb International Park                       US Office Products
  96         750147    5325 E. Thompson Road                                   Kroger
  97         751456    700 Bradley Hill Road #3                                Oak Beverages
  98         751997    75 Lackawanna Avenue                                    International Playthings, Inc.
  99         750964    3325 Taylor Road                                        Food Lion #622
  100        751527    233 E. Harris Street                                    R. Torre & Company
  101        398998    Park Aire Kroger                                        The Kroger Company
  102        751438    675 County Road                                         Veeco Services

Tab No  Lease Expiration Date of Largest Tenant      NSF     % NSF                    2nd Largest Tenant
------  ---------------------------------------      ---     -----                    ------------------
   1                   6/11/2004                   90,952    19.1%   U.S. Central Credit Union
   2                   1/31/2019                  128,408    45.1%   Bed, Bath & Beyond
   3                   7/14/2002                   72,054    20.4%   Signet Bank (First Union)
   4                   10/24/2013                 121,480    35.1%   Acme Markets, Inc.
   5                   9/30/2004                   28,513    12.0%   Versity
   6                   10/31/2005                  78,000   100.0%   NAP
   7                   5/04/2004                   59,565   100.0%   NAP
   8                   6/30/2005                  165,810   100.0%   NAP
   9                   4/30/2007                   60,000   100.0%   NAP
  10                   5/04/2004                   35,760   100.0%   NAP
  11                   4/12/2016                   74,901    34.6%   Homeplace
  12                   11/30/2013                  58,685    44.6%   Capitol Entertainment
  13                   1/31/2002                   83,330    41.4%   The Landis Corporation
  14                   12/31/2007                  44,400    23.1%   Variety Childrens Hospital
  15                   11/01/2002                 510,000   100.0%   NAP
  16                   6/30/2009                  348,607   100.0%   NAP
  17                   1/31/2007                   28,580    40.2%   PetsMart, Inc.
  18                   12/31/2013                  55,344    31.8%   3D Discount Drug
  19                   9/30/2018                   67,026   100.0%   NAP
  20                   8/31/2004                   63,576    32.3%   Home Trust Company
  21                   10/31/2002                  37,500    22.0%   CVS Pharmacy
  22                   6/10/2010                  215,000   100.0%   NAP
  23                   12/31/2009                 235,756   100.0%   NAP
  24                   12/11/2021                  58,044    78.6%   Eyemasters
  25                   1/31/2006                  115,271    60.7%   Stop & Shop
  26                   7/14/2001                  125,000   100.0%   NAP
  27                   12/31/2016                 452,018   100.0%   NAP
  28                   1/14/2003                   12,592     8.4%   National School of Technology
  29                   7/31/2004                  130,005   100.0%   NAP
  30                   12/31/2005                 125,000    55.4%   Ventura Foods - Warehouse
  31                   1/31/2009                  265,134   100.0%   NAP
  32                   12/01/2008                  63,064    75.7%   Computer Science Corp.
  33                   10/31/2007                  35,000    45.0%   Can-Do
  34                   12/31/2003                 155,520    61.4%   IPC Software Services- Subleased to S&R Precision
  35                   6/30/2016                  130,497   100.0%   NAP
  36                   6/30/2016                  131,644   100.0%   NAP
  37                   7/31/2005                   25,723    37.2%   Lucent Technologies
  38                   6/30/2022                   81,632    77.2%   Jo Ann Fabrics
  39                   10/31/2009                  55,116   100.0%   NAP
  40                   10/25/2021                  70,940    87.6%   STD Medical
  41                   10/29/2017                  51,420    74.0%   Blockbuster Videos
  42                   8/31/2005                   73,216    34.2%   Ecophon - Certainteed
  43                   6/30/2004                  131,642   100.0%   NAP
  44                   3/19/2022                   37,888    64.9%   CVS
  45                   3/31/2004                   21,048    25.2%   Fox & Fox
  46                   11/30/2004                  71,800   100.0%   NAP
  47                   12/31/2015                  45,140    69.1%   Oven Ventures, LLC
  48                   1/31/2016                   56,146    62.5%   Blockbuster
  49                   5/31/2009                   40,792   100.0%   NAP
  50                   4/30/2006                  179,000   100.0%   NAP
  51                   10/30/2003                  25,000    10.2%   American Distributors, Inc.
  52                   2/28/2014                   61,387    40.8%   Odd Lots #12
  53                   12/14/2014                  42,323    63.0%   Walgreens
  54                   1/31/2001                   70,100    71.1%   Quetico
  55                   10/01/2012                  51,087    51.7%   Amscot Corporation
  56                   3/31/2013                   53,830    61.7%   Bartell Drugs
  57                   11/30/2004                  66,250   100.0%   NAP
  58                   9/30/2000                   56,584    28.9%   Conestoga Tile
  59                   6/30/2017                   51,040    91.4%   Cost Cutters Beauty Shop
  60                   4/30/2014                   55,999    72.9%   Teal's Card And Gift
  61                   6/30/2011                   65,520    83.4%   Audrey's Card Shop
  62                   4/30/2011                  250,000   100.0%   NAP
  63                   7/31/2006                   54,800   100.0%   NAP
  64                   12/31/2018                  47,192    80.8%   Fabric Care Cleaners
  65                   2/28/2017                   41,090   100.0%   NAP
  66                   12/31/2017                  45,500    64.6%   Blockbuster
  67                   12/31/2007                 161,000   100.0%   NAP
  68                   4/01/2015                   47,955    79.4%   Video Entertainment
  69                   5/31/2003                   54,000    55.6%   Pollock Investments
  70                   6/30/2015                   95,600   100.0%   NAP
  71                   7/20/2014                   44,000    69.1%   CVS
  72                   5/31/2012                  100,000   100.0%   NAP
  73                   1/10/2016                   44,000    78.6%   Movie Gallery
  74                   2/28/2009                   21,600    44.9%   CVS Pharmacy
  75                   5/18/2019                   33,000    75.3%   Movies to Go
  76                   1/31/2003                   70,732    87.8%   EASCO Inc.
  77                   5/07/2017                   27,887    60.6%   Radio Shack
  78                   12/31/2003                  76,593    52.0%   Seattle Packaging
  79                   8/31/2006                  150,000   100.0%   NAP
  80                   9/30/2013                   76,750   100.0%   NAP
  81                   6/30/2004                   35,960    37.9%   Trend Offset Printing
  82                   6/30/2000                   31,288    21.8%   West Coast Business Products
  83                   12/31/2008                   7,683    51.0%   Northern Trust Bank
  84                   2/28/2002                   27,000   100.0%   NAP
  85                   7/31/2014                   44,985   100.0%   NAP
  86                   9/30/2056                   15,525    81.2%   Payless Shoe Source
  87                   12/31/2006                 142,428   100.0%   NAP
  88                   10/25/2021                  34,467   100.0%   NAP
  89                   11/30/2014                  42,680    81.6%   Steps 'N Motion Studio, Inc.
  90                   6/01/2014                   40,898    49.3%   Walgreen's
  91                   4/30/2001                   13,800    25.4%   Gemfire Corporation
  92                   5/31/2002                   15,200    14.8%   Power Systems, Inc.
  93                   3/31/2014                  348,349   100.0%   NAP
  94                   3/31/2005                   46,850    50.0%   NB Handy Company
  95                   1/31/2003                   26,690    25.0%   GWS, Inc.
  96                   10/31/2018                  57,816   100.0%   NAP
  97                   1/31/2008                   65,000    55.6%   Artificial Flowers
  98                   5/31/2005                  119,366    59.8%   Allure Home Creations
  99                   10/31/2008                  25,000    41.6%   REVCO
  100                  2/28/2006                   60,000   100.0%   NAP
  101                  7/31/2014                   59,134   100.0%   NAP
  102                  10/31/2007                 154,260   100.0%   NAP

Tab No    Lease Expiration of 2nd Largest Tenant     NSF    % NSF              3rd Largest Tenant
------    --------------------------------------     ---    -----              ------------------
   1                    12/31/2004                 67,640   14.2%  Travelers Insurance Company
   2                     1/31/2014                 38,000   13.4%  Office Depot
   3                     8/31/2005                 57,498   16.2%  The Orkand Corporation
   4                    11/13/2022                 63,500   18.3%  Marshall's
   5                    12/31/2003                 14,391    6.0%  SETI
   6                       NAP                       NAP     NAP   NAP
   7                       NAP                       NAP     NAP   NAP
   8                       NAP                       NAP     NAP   NAP
   9                       NAP                       NAP     NAP   NAP
  10                       NAP                       NAP     NAP   NAP
  11                    11/30/2010                 53,453   24.7%  Babies R Us
  12                     1/31/2004                  5,138    3.9%  Tony Luu & Elaine Luu (Fortune Chinese)
  13                     8/31/2004                 13,278    6.6%  Shenkman Capital Management
  14                     5/31/2000                 12,645    6.6%  Eckerd Drugs
  15                       NAP                       NAP     NAP   NAP
  16                       NAP                       NAP     NAP   NAP
  17                     1/31/2013                 26,150   36.8%  Party City Corporation
  18                    12/31/2007                 32,269   18.5%  Old Country Buffet
  19                       NAP                       NAP     NAP   NAP
  20                     7/14/2004                 16,200    8.2%  Skillmaster
  21                    10/31/2002                 15,000    8.8%  US Postal Service
  22                       NAP                       NAP     NAP   NAP
  23                       NAP                       NAP     NAP   NAP
  24                    12/31/2006                  3,116    4.2%  Fitness in Motion
  25                     6/30/2018                 65,000   34.2%  Hollywood Video
  26                       NAP                       NAP     NAP   NAP
  27                       NAP                       NAP     NAP   NAP
  28                     8/31/2002                  7,647    5.1%  Bon West, Inc.
  29                       NAP                       NAP     NAP   NAP
  30                    12/31/2002                 81,000   35.9%  Ventura Foods - Office
  31                       NAP                       NAP     NAP   NAP
  32                     1/31/2004                 11,519   13.8%  NAP
  33                    12/31/2003                 10,043   12.9%  Outback Steakhouse
  34                    12/31/2003                 97,920   38.6%  NAP
  35                       NAP                       NAP     NAP   NAP
  36                       NAP                       NAP     NAP   NAP
  37                     9/30/2000                 15,388   22.3%  Psychiatric Solutions
  38                     1/31/2009                 19,175   18.1%  Cici's Pizza
  39                       NAP                       NAP     NAP   NAP
  40                    12/31/2000                  4,471    5.5%  Bicycle Sport Shop
  41                    10/31/2004                  5,500    7.9%  Coast Dental Services, Inc.
  42                     8/31/2004                 24,000   11.2%  TosoHaas, Inc.
  43                       NAP                       NAP     NAP   NAP
  44                     1/31/2012                 10,125   17.3%  Hollywood Video
  45                     5/31/2007                 15,987   19.2%  W.S. Vogel Agency
  46                       NAP                       NAP     NAP   NAP
  47                     7/31/2006                  5,000    7.7%  El Cancun of Concord
  48                     8/17/2005                  7,000    7.8%  El Rodeo #1
  49                       NAP                       NAP     NAP   NAP
  50                       NAP                       NAP     NAP   NAP
  51                     3/31/2002                 25,000   10.2%  KB Acrylics
  52                     1/31/2002                 18,000   12.0%  Kg Marx Party Outlet
  53                     5/31/2044                 14,820   22.1%  Republic Bank
  54                    10/31/2001                 28,500   28.9%  NAP
  55                    10/31/2003                 11,838   12.0%  Blockbuster's Video
  56                     5/31/2017                 14,417   16.5%  QFC Offices
  57                       NAP                       NAP     NAP   NAP
  58                     2/28/2009                 34,680   17.7%  DHL Airways
  59                     3/31/2002                  1,200    2.1%  Dr. Lerner
  60                     3/31/2004                  4,200    5.5%  Souper Salads
  61                     1/31/2007                  7,500    9.5%  Rent-A-Center
  62                       NAP                       NAP     NAP   NAP
  63                       NAP                       NAP     NAP   NAP
  64                     6/30/2009                  1,610    2.8%  Subway Real Estate
  65                       NAP                       NAP     NAP   NAP
  66                     1/31/2008                  6,000    8.5%  Win Wok Buffet
  67                       NAP                       NAP     NAP   NAP
  68                     8/31/2004                  3,150   5.2%   Young D. Suh
  69                     3/31/2007                 43,200   44.4%  NAP
  70                       NAP                       NAP     NAP   NAP
  71                     7/31/2009                  8,450   13.3%  Metro Brokers
  72                       NAP                       NAP     NAP   NAP
  73                     5/14/2001                  4,200    7.5%  Chinese Restaurant
  74                     2/28/2009                 12,000   24.9%  BICYCLE EXCHANGE
  75                     5/23/2004                  4,800   11.0%  Hair Five-O
  76                     2/28/2005                  9,792   12.2%  NAP
  77                     5/31/2002                  2,400    5.2%  Alejandro Vasquez Coin Laundry
  78                     1/14/2002                 51,382   34.9%  Item Products
  79                       NAP                       NAP     NAP   NAP
  80                       NAP                       NAP     NAP   NAP
  81                    10/31/2003                 27,655   29.2%  Flowline Inc.
  82                    12/31/2000                 24,327   17.0%  Fountech Corp.
  83                     1/31/2009                  7,368   49.0%  NAP
  84                       NAP                       NAP     NAP   NAP
  85                       NAP                       NAP     NAP   NAP
  86                     6/30/2006                  3,605   18.8%  NAP
  87                       NAP                       NAP     NAP   NAP
  88                       NAP                       NAP     NAP   NAP
  89                    10/13/2000                  2,400    4.6%  Carolina Clippers, Inc.
  90                      3/1/2034                 14,853   17.9%  Weiss Guys Car Wash
  91                    12/31/2002                 11,300   20.8%  Pinpoint Therapeutics
  92                     6/30/2002                 13,000   12.7%  Groundwater Technology, Inc.
  93                       NAP                       NAP     NAP   NAP
  94                    4/30/2005                  45,600   48.6%  NAP
  95                    9/30/2002                  19,800   18.5%  American Fulfillment, Inc.
  96                       NAP                       NAP     NAP   NAP
  97                     9/30/2001                 52,000   44.4%  NAP
  98                    12/31/2004                 30,240   15.1%  Printed Communications Service
  99                     3/31/2004                  8,470   14.1%  Budoka Ent.
  100                      NAP                       NAP     NAP   NAP
  101                      NAP                       NAP     NAP   NAP
  102                      NAP                       NAP     NAP   NAP

Tab No   Lease Expiration of 3rd Largest Tenant     NSF     % NSF
------   --------------------------------------     ---     -----
   1                    7/31/2000                  39,602    8.3%
   2                   11/30/2013                  31,372   11.0%
   3                    5/31/2006                  42,149   11.9%
   4                   10/31/2007                  36,274   10.5%
   5                    9/30/2002                  11,139    4.7%
   6                       NAP                      NAP       NAP
   7                       NAP                      NAP       NAP
   8                       NAP                      NAP       NAP
   9                       NAP                      NAP       NAP
  10                       NAP                      NAP       NAP
  11                    1/31/2011                  42,296   19.5%
  12                   11/30/2008                   5,028    3.8%
  13                    8/31/2005                  13,032    6.5%
  14                   12/22/2007                   9,138    4.8%
  15                       NAP                      NAP       NAP
  16                       NAP                      NAP       NAP
  17                   12/31/2007                   8,900   12.5%
  18                   12/31/2004                  10,000    5.7%
  19                       NAP                      NAP       NAP
  20                   12/31/2002                  14,605    7.4%
  21                    9/30/2009                   5,824    3.4%
  22                       NAP                      NAP       NAP
  23                       NAP                      NAP       NAP
  24                    8/31/2003                   2,294    3.1%
  25                    8/31/2008                   5,750    3.0%
  26                       NAP                      NAP       NAP
  27                       NAP                      NAP       NAP
  28                    5/31/2004                   7,415    5.0%
  29                       NAP                      NAP       NAP
  30                    3/14/2003                  19,600    8.7%
  31                       NAP                      NAP       NAP
  32                       NAP                      NAP       NAP
  33                   11/30/2003                   6,500    8.4%
  34                       NAP                      NAP       NAP
  35                       NAP                      NAP       NAP
  36                       NAP                      NAP       NAP
  37                     2/6/2001                   6,154    8.9%
  38                    7/31/2007                   3,750    3.5%
  39                       NAP                      NAP       NAP
  40                    8/31/2000                   2,492    3.1%
  41                    1/31/2005                   1,800    2.6%
  42                    5/31/2001                  19,800    9.2%
  43                       NAP                      NAP       NAP
  44                    9/29/2006                   6,900   11.8%
  45                    5/30/2003                   9,445   11.3%
  46                       NAP                      NAP       NAP
  47                    9/30/2006                   4,200    6.4%
  48                    4/30/2001                   5,100    5.7%
  49                       NAP                      NAP       NAP
  50                       NAP                      NAP       NAP
  51                    7/31/2000                  15,000    6.1%
  52                    1/31/2006                   9,000    6.0%
  53                   12/31/2004                   2,800    4.2%
  54                       NAP                      NAP       NAP
  55                   12/31/2005                  11,583   11.7%
  56                    3/31/2013                  12,120   13.9%
  57                       NAP                      NAP       NAP
  58                    2/28/2007                  22,291   11.4%
  59                    6/30/2002                   1,200    2.1%
  60                    4/30/2008                   4,200    5.5%
  61                    7/31/2000                   2,400    3.1%
  62                       NAP                      NAP       NAP
  63                       NAP                      NAP       NAP
  64                    9/30/2004                   1,400    2.4%
  65                       NAP                      NAP       NAP
  66                    2/28/2008                   4,200    6.0%
  67                       NAP                      NAP       NAP
  68                    8/18/2002                   2,100    3.5%
  69                       NAP                      NAP       NAP
  70                       NAP                      NAP       NAP
  71                    6/30/2003                   3,850    6.0%
  72                       NAP                      NAP       NAP
  73                    5/31/2000                   2,100    3.8%
  74                    2/28/2009                   4,222    8.8%
  75                    5/31/2004                   1,200    2.7%
  76                       NAP                      NAP       NAP
  77                    4/30/2009                   2,000    4.3%
  78                    3/31/2004                  19,200   13.0%
  79                       NAP                      NAP       NAP
  80                       NAP                      NAP       NAP
  81                    9/30/2000                   7,830    8.3%
  82                    3/31/2004                  20,844   14.5%
  83                       NAP                      NAP       NAP
  84                       NAP                      NAP       NAP
  85                       NAP                      NAP       NAP
  86                       NAP                      NAP       NAP
  87                       NAP                      NAP       NAP
  88                       NAP                      NAP       NAP
  89                   10/27/2004                   1,200    2.3%
  90                    6/30/2014                   7,037    8.5%
  91                    8/31/2002                   6,041   11.1%
  92                   10/31/2002                  10,400   10.1%
  93                       NAP                      NAP       NAP
  94                       NAP                      NAP       NAP
  95                   11/30/2002                  11,947   11.2%
  96                       NAP                      NAP       NAP
  97                       NAP                      NAP       NAP
  98                   12/31/2004                  30,136   15.1%
  99                    9/30/2002                   4,200    7.0%
  100                      NAP                      NAP       NAP
  101                      NAP                      NAP       NAP
  102                      NAP                      NAP       NAP

                                                                                                         MORGAN STANLEY DEAN WITTER
-----------------------------------------------------------------------------------------------------------------------------------
09/14/2000 12:03:46 CARVE Version 463.0 /u/rusty/struct/msdw_00-prin1/carve/red/msdw_00-prin1.carve

MSDW MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2000-PRIN CLASS B
===================================================================================================================================
Class             B           Cusip               N/A         Dated Date      09/01/2000     Original Balance  17,939,000.00
Delay             22          First Payment Date  10/23/2000  Factor          1.00000000     Lead Manager      Morgan Stanley & Co.
Payment Freq      Monthly     Next Payment Date   10/23/2000  Current Balance 17,939,000.00  Orig Deal Size    597,985,115.14
Yield Day Count   30/360      Settlement Date     09/08/2000  Coupon          5.00000        Num of Tranches   20
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc     N/A            Deal Age          0
Yield Table Date  09/14/2000  Credit Rating       Aa2/AA

CONDITION                           (_GROUP==A)   (_ZIP==1)
PREPAY               CPR0           CPR 10        CPR 0
DEFAULT                                           CDR 0  24
                                                  100
ADVANCES                                          YES
RECV MNTH                                         12
LOSSES                                            0.5
CONDITION                           (_GROUP==B)
PREPAY                              CPR 20        CPR 0
DEFAULT                                           CDR 0
ADVANCES                                          YES
RECV MNTH                                         12
LOSSES                                            0.5
PREPAY                              CPR 3
-----------------------------------------------------------
PRICE/YIELD
                99/28 |     7.7907      7.8302      7.7980
                99/30 |     7.7834      7.8222      7.7909
               100/00 |     7.7761      7.8141      7.7838
               100/02 |     7.7688      7.8061      7.7767
               100/04 |     7.7616      7.7981      7.7696
               100/06 |     7.7543      7.7901      7.7625
               100/08 |     7.7471      7.7821      7.7554
               100/10 |     7.7398      7.7741      7.7484
               100/12 |     7.7326      7.7661      7.7413
               100/14 |     7.7254      7.7581      7.7342
               100/16 |     7.7182      7.7501      7.7272
               100/18 |     7.7110      7.7421      7.7201
               100/20 |     7.7037      7.7342      7.7131
               100/22 |     7.6965      7.7262      7.7061
               100/24 |     7.6894      7.7183      7.6990
               100/26 |     7.6822      7.7103      7.6920
               100/28 |     7.6750      7.7024      7.6850
               100/30 |     7.6678      7.6945      7.6780
               101/00 |     7.6606      7.6865      7.6710
               101/02 |     7.6535      7.6786      7.6640
               101/04 |     7.6463      7.6707      7.6570
AVERAGE LIFE          |    14.8079     12.4339     15.4861
FIRST PRIN            | 01/23/2015  07/23/2012  08/23/2015
LAST PRIN             | 12/23/2015  09/23/2013  10/23/2016
PAYMENT WINDOW        |         12          15          15
ACCRUAL FACTOR        |     0.1498      0.1498      0.1498
MOD DURATION @ 100/16 |     8.6041      7.7876      8.8093


                                                                                                                        Page 1 of 1

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